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                                                               EXHIBIT 10.16 (C)



                              ASSUMPTION AGREEMENT

                                                                   June 17, 2002



TO:  The Agent and the Lenders that
     are parties to the Credit Agreement
     referred to below

     Please refer to the Amended and Restated Credit Agreement (364 Days) dated as of May 29, 2001 (as amended or otherwise modified on or prior to the date hereof, the "Credit Agreement") among NASCO International, Inc., as Borrower (the "Borrower"), the commercial lending institutions party thereto and Bank of America, N.A., as Administrative Agent (the "Agent"). This Assumption Agreement is delivered pursuant to Section 3.1 of the Second Amendment to the Credit Agreement.

     The undersigned, The Aristotle Corporation, hereby (a) assumes all rights and obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), (b) acknowledges that it has received a copy of the Credit Agreement and each of the other Loan Documents as in effect on the date hereof and (c) acknowledges that it shall be bound by the provisions of the Credit Agreement and the other Loan Documents (to the extent the Borrower was party thereto) as if it were an original signatory thereto and that all references to the "Borrower" in the Credit Agreement and each other Loan Document shall hereafter be deemed to be references to The Aristotle Corporation.

     This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Assumption Agreement as of the date and year first written above.

                                        THE ARISTOTLE CORPORATION


                                        By: /s/ Paul M. McDonald
                                            --------------------
                                        Name: Paul M. McDonald
                                        Title: Chief Financial Officer